UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 2, 2003
                                                          -------------


                               Intelligroup, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                      0-20943                  11-2880025
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
 of Incorporation)                                           Identification No.)


499 Thornall Street
Edison, New Jersey                                                     08837
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (732) 590-1600
                       ----------------------------------
                         (Registrant's telephone number,
                              including area code)



         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

     On April 2, 2003, Intelligroup, Inc. (the "Company") consummated the sale (the "Sale") of Intelligroup Singapore Pte Ltd., a Singapore corporation, Intelligroup Hong Kong Limited, a Hong Kong corporation, Intelligroup Australia Pty limited, an Australian corporation and Intelligroup New Zealand Limited, a New Zealand corporation, together representing the Company's Asia-Pacific group of subsidiary companies, operating in Australia, New Zealand, Singapore, Hong Kong and Indonesia (together, the "Subsidiaries"), to Soltius Global Solutions PTE Ltd, a Singapore corporation ("Soltius"). Pursuant to the Sale, the Company became a minority shareholder in Soltius, owning 5% of Soltius, and will receive approximately $650,000 over a period of 12 months. In addition, the Company assigned to Soltius approximately $4.7 million in intercompany receivables from the Subsidiaries. The consideration was determined as a result of arms-length negotiations between the parties.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Information of Businesses Acquired.

Not applicable.

(b)   Pro Forma Financial Information (unaudited).

To be filed by amendment. Such information shall be filed with the Securities and Exchange Commission no later than April 17, 2003.

(c)   Exhibits.

      Exhibit No.   Description
      -----------   -----------

          10.1* Sale Agreement dated April 2, 2003 by and among Soltius Pte Ltd., a Singapore corporation, Intelligroup, Inc., a New Jersey corporation, and Soltius Global Solutions Pte Ltd., a Singapore corporation.

          99.1      Press release of the Company dated April 3, 2003


* The schedules and exhibits to this document are not being filed herewith because the Company believes that the information contained therein should not be considered material to an investment decision in the Company. The Company agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.




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

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   INTELLIGROUP, INC.


                                   By: /s/ Nicholas Visco
                                       -----------------------------------------
                                       Name:  Nicholas Visco
                                       Title: Senior Vice President- Finance and
                                              Administration and Chief Financial
                                              Officer

Date:  April 4, 2003



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